CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to The KEYW Corporation 2008 Stock Incentive Plan and The KEYW Holding Corporation 2009 Stock Incentive Plan, 2010 Employee Stock Purchase Plan and Non-Plan Stock Option Awards, as dated October 27, 2010, of our report dated December 21, 2009 with respect to the financial statements of Government Services Unit (the "Business"), a wholly-owned business unit of Leading Edge Design and Systems, Inc. for the period January 1, 2009 through October 29, 2009 and for the year ended December 31, 2008 included in the Registration Statement on Form S-1 (file number 333-167608).

Stegman & Company

Baltimore, Maryland
October 27, 2010

STEGMAN & COMPANY

CERTIFIED PUBLIC ACCOUNTANTS AND MANAGEMENT CONSULTANTS SINCE 1915

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to The KEYW Corporation 2008 Stock Incentive Plan and The KEYW Holding Corporation 2009 Stock Incentive Plan, 2010 Employee Stock Purchase Plan and Non-Plan Stock Option Awards, as dated October 27, 2010, of our report dated June 2, 2010 with respect to the financial statements of S & H Enterprises of Central Maryland, Inc. for the six-month period ended August 31, 2008 included in the Registration Statement on Form S-1 (file number 333-167608).

Stegman & Company

Baltimore, Maryland
October 27, 2010

STEGMAN
& COMPANY
CERTIFIED PUBLIC ACCOUNTANTS AND
MANAGEMENT CONSULTANTS SINCE 1915

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to The KEYW Corporation 2008 Stock Incentive Plan and The KEYW Holding Corporation 2009 Stock Incentive Plan, 2010 Employee Stock Purchase Plan and Non-Plan Stock Option Awards, as dated October 27, 2010, of our report dated November 4, 2009 with respect to the financial statements of Integrated Computer Concepts, Incorporated and Subsidiary for the nine-months ended September 30, 2008 and the year ended December 31, 2007 included in the Registration Statement on Form S-1 (file number 333-167608).

Stegman & Company

Baltimore, Maryland
October 27, 2010

Suite 100, 405 East Joppa Road Baltimore, Maryland 21286 • 410-823-8000 • 1-800-686-3883 • Fax: 410-296-4815 • www.stegman. com

STEGMAN & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS AND MANAGEMENT CONSULTANTS SINCE 1915

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to The KEYW Corporation 2008 Stock Incentive Plan and The KEYW Holding Corporation 2009 Stock Incentive Plan, 2010 Employee Stock Purchase Plan and Non-Plan Stock Option Awards, as dated October 27, 2010, of our report dated April 15, 2010 with respect to the financial statements of Insight Information Technology, LLC for the years ended December 31, 2009 and 2008 included in the Registration Statement on Form S-1 (file number 333-167608).

Stegman & Company

Baltimore, Maryland
October 27, 2010

STEGMAN
& COMPANY
CERTIFIED PUBLIC ACCOUNTANTS AND
MANAGEMENT CONSULTANTS SINCE 1915

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statement on Form S-8 pertaining to The KEYW Corporation 2008 Stock Incentive Plan and The KEYW Holding Corporation 2009 Stock Incentive Plan, 2010 Employee Stock Purchase Plan and Non-Plan Stock Option Awards, as dated October 27, 2010, of our report dated November 4, 2009 with respect to the financial statements of Integrated Computer Concepts, Incorporated and Subsidiary for the years ended December 31, 2007 and 2006 (unaudited) included in the Registration Statement on Form S-1 (file number 333-167608).

Stegman & Company

Baltimore, Maryland
October 27, 2010

Suite 100, 405 East Joppa Road Baltimore, Maryland 21286 • 410-823-8000 • 1-800-686-3883 • Fax: 410-296-4815 • www.stegman.com